Corporate Overview

November 2007

NYSE: ID

www.L1ID.com

TM

Safe Harbor Statement

This presentation contains forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document and those made from time to time by L-1 Identity Solutions, Inc. through its senior management are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of

1995. These forward-looking statements reflect the Company's current views based on management's beliefs and assumptions and information currently available. Forward-looking statements concerning future plans or results are necessarily only estimates, and actual results could differ materially from expectations. Certain factors that could cause or contribute to such differences include, among other things, the availability of government funding for L-1's products and solutions, the size and timing of federal contract awards, performance on existing and future contracts, general economic and political conditions and other factors affecting spending by customers,

and the unpredictable nature of working with government agencies. Additional risks and uncertainties are described in the Securities and Exchange Commission filings of the Company, including the Company's Form

10-Q for the quarter ended September 30, 2007.  The Company expressly disclaims any intention or obligation to update any forward-looking statements.

Security Requires Securing Identities

Identity risk is everywhere:

Where There’s Identity Risk,
There’s an L-1 ID Solution.

- Military and National Defense

- Antiterrorism

- Law Enforcement and Border Control

- Enterprise and e-Government Services

- Transportation (automotive, aircraft,
   and maritime security)

Credit Card / Banking, Healthcare
 and Education

Identity Risk is Everywhere

L-1 Strategic Vision

Build the premier identity solutions company

Protect and secure personal identities through leading biometric technologies

Deliver customized multi-modal solutions for unique customer situations

Significant internal research and development program

A disciplined fiscal operating model delivers strong
and predictable results

Achieve organic growth in excess of 20% annually complimented by a focused acquisition strategy

Profitable, with solid margins and strong cash flow

Deliver exceptional shareholder value

L-1 Identity Solutions Today

L-1 has moved from a niche provider to
become a comprehensive global
end-to-end identity solutions company

Efficient Enrollment Systems

Effective Large-Scale Biometric ID Capabilities

Customized Usage Applications for Verification and Real Time ID

Solutions that Shape and Conform to Interoperability Standards

Proven Management Team and Over
1,600 employees globally

Headquartered in Stamford, CT with offices
located throughout the U.S. and Europe

U.S. Based Technology Development

Achieved EBITDA profitability, publicly-traded
on the NYSE: ID

The Largest, Fastest Growing
Biometrics Company

SOURCE: ASMAG.COM “SECURITY TOP 50” 2007

Team of Industry Experts

Corporate Executive Management Team

Robert V. LaPenta                       Chairman, President and CEO

Dr. Joseph Atick                             EVP and Chief Strategic Officer

James A. DePalma                     EVP,Chief Financial Officer and Treasurer

Mark S. Molina                                    EVP, Chief Legal Officer and Secretary

Joe Paresi                                                     EVP and Chief Marketing Officer

Doni Fordyce                                         EVP of Corporate Communications

Vincent A. D’Angelo              SVP of Finance

Experienced and Knowledgeable Board of Directors

  John E. Lawler

  Admiral James Loy

  Harriet Mouchly-Weiss

  Peter Nessen

  B. Boykin Rose

  George J. Tenet

  Robert V. LaPenta

  B.G. Beck

  Denis K. Berube

  Milton Cooper

  Robert Gelbard

  Malcolm J. Gudis

Acquisitions

December
AutoTest
Division of
Openshaw
Media Group

December

February

October

February

July

July

December

August

August

2007

2006

2005

L-1 Hardware & Software Solutions
and Modular Components

Mobile ID

Screening

Inmate ID

Access Control

Network Security

Secure Document
Production

Passports

Passcards

Driver’s License

Smart Cards

Biometrics

Multi-Biometric

Capture – Finger, Face,

Iris, Full Hand

Multi-Biometric

Search Engine

Document

Authentication

Third Party Database

Lookups

Nationwide Enrollment

Centers

Identity Verification

Secure Credentialing

Enrollment

Security & Intelligence Consulting Services

Enrollment: Biometric Capture Systems

TP-4100 ED

Pier-T

FaceIt® Quality
Assessment Software

HIIDE™

DFR® Readers

TouchPrint™
Enhanced Definition
Booking Stations

Enrollment: Large-Scale Multi-Biometric Search
Engine - ABIS® System

DoD ABIS (finger, face and iris)

State Drivers’ Licenses

National ID & Voter Registration

State Department

Visa and Green Card
Applications

70 Million+ Record Database,
Largest in the World!

UV check

Enrollment:
Automated Document Authentication

Seal/tamper check

Infrared check

Visible image

Enrollment: Services

Total Business & Technology
Infrastructure for Outsourcing
Biometric Capture

~500 Locations Across the USA and Canada

Four Million People Fingerprinted To-Date

Current Rate 1.2 Million People per Year

Key Contracts

TSA HAZPRINT

HSPD-12

TWIC

Secure Credentialing

L-1 Has Delivered Over 165 Million Secure
Credentials

Produce 35M Credentials/Year at More Than 2000
Locations

High Resolution, Non-Fading Image Printing

Central Issuance and Over-the-Counter DMV
Solutions

Key Contracts

U.S. Passport

DoD Common Access Card

1/3 U.S. DMVs

Identity Verification: Mobile ID

PIER™ 2.3

HIIDE™

PICS/MIS

IBIS

Custom-Designed Solutions For Specific Market
Segments

Law Enforcement –
Booking, AFIS, Mobile ID

Expedited
Traveler -
Document
Authentication,
Fingerprint

Drivers’ License - AutoTest-
Enrollment, Proofing, Facial
Recognition Card Production

Registered

Traveler -
Finger, Iris,
Document
Authentication

Border

Crossings - Iris

VIP Registered Traveler
Custom Integrated Kiosks

Government & Intelligence Consulting Services

Human Intelligence (SpecTal)

Counterterrorism

Information sharing and analysis

Counterintelligence

Behavioral science

Vulnerability assessments

Surveillance and surveillance
detection

Computer forensics

Operational support

Training

Imagery Science (McClendon)

Imagery Analysis

Spectral Science, hyperspectral/
multi-spectral systems

Geospatial Systems

Model making and prototype
fabrication

Information Technology (ACI)

Information assurance

Systems engineering

Telecommunications R&D

Public safety consulting

Competitive Landscape

Strong Presence

Limited Presence

No Presence

Minimal Presence

Printrak (MOT)

NEC

Cross Match

Cognitec

Cogent

L-1

Sagem (Safran)

Mobile
ID

Full
Hand

Biometric
Data-Mining

AFIS

Facial
Recognition

Intel
Svcs

Live
Scan

Iris

Credentialing
(Pay-by-Click)

ABIS

Actively Sought By Partners

Robust open architecture technologies encourage
many prime contractors look to partner on large
contracts:

Face

Recognition

14%

Non-AFIS

22%

Iris Recognition

7%

AFIS Live Scan

28%

Middleware

10%

Multiple

Biometric

5%

Other

14%

1,027

1,285

1,525

1,820

2,078

2,304

3,814

4,477

5,104

2,551

1,985

3,110

0

1,000

2,000

3,000

4,000

5,000

6,000

7,000

8,000

2007

2008

2009

2010

2011

2012

North America

Other Global

Biometric Industry Revenue Forecasts*

*Source:     International Biometric Group

Percent of Revenue by Segment (2012)*

L-1’s Capabilities Can Address This Growing Market

Growing Demand in the Industry

AFIS

L-1 Capabilities

Government is Driving Mass Adoption
of Identity Solutions

$2-5B

$1-2B

Financial Institutions

Health Care

Commercial

$100M

$150 - $200M
$325 - $1B
$5 - $10B

Passcard

U.S. Passports

US-VISIT / EU Program

Global Initiatives
e-passports, e-borders

Border Management

$1-$2B

Finger and Face Recognition

ID Database Information

Sharing Mobile Identification

Criminal

Estimates

$1B

$250 - 500M

$70 - $500M

$200M

$500M
$100 - $200M

$1B

$5 -$10B

Programs

Real ID Act

First Responder Credentialing

Transportation Worker

Identification   Credential (TWIC)

Registered Traveler

HSPD-12/FIPS-201

ABIS, BISA, MEPCOM, MIBS

NGI

Day Worker Program

Civil and Federal

$500M

UAE

Australia

India

Saudi Arabia

International

Key Addressable Markets and
Industry Opportunities

Source:  Various industry data

Quarterly Financial Review

$0.03

$15.2m

$76.3m

Q4’06A

$0.02

$19.1m

$115.5m

Q3’07A

($0.66)

$4.8m*

$39.8m

Q3’06A

$0.04 - $0.10

$21m - $25m

$120m - $130m

Q4’07E

EPS

Adj.
EBITDA

Revenues

*After excluding non-recurring charges of $5.8 million

Third Quarter Highlights & Recent Awards

Intelligence divisions awarded several important
programs

SecuriMetrics received orders totaling more than $17.0m

Booked $1.9m in revenue from the DoD MEPCOM for
fingerprint capture, search and face capture solutions.

Received $3.2m in orders from the NY DMV, South
Carolina, Slovakia and Finland for secure credentialing
solutions.

Received contracts estimated at $33.8m from the South
Carolina and Baltimore County for fingerprinting and
background check services.

FY’05/’06 Review and FY’07 Expectations

*After excluding non-recurring charges of $3.6 million

($0.71)

$23.7m*

$164.4m

FY’06 (A)

($0.37)

$6.5m

$66.2m

FY’05 (A)

EPS

Adj. EBITDA

Revenue

($0.08) – ($0.02)

$60m - $64m

$395m - $405m

FY’07 (E)

Segment Performance

30%

23%

36%

9/30/07

26%

10%

31%

9/30/06

33%

24%

40%

9/30/07

24%

5%

30%

9/30/06

33%

28%

41%

2008T

Consolidated
Gross Margin

Services
Gross Margin

ID Solutions
Gross Margin

Three Months Ended

Nine Months Ended

Preliminary
Target

Revenue and Organic Growth

0

100

200

300

400

500

600

2005A

2006A

2007E

2008

Preliminary
Target

12%

23%

20%

Pro Forma

Revenue

Organic
Growth

Estimated EBITDA CAGR*

Adj. EBITDA

$0

$50

$100

2005A

2006A

2007E

2008

Preliminary
Target

 *Compounded Annual Growth Rate

**Midpoint of the range

EBITDA         9.8%                                       14.4%                                    15.5%**                             15-17%
Margins

135%

CAGR

$0

$200

$400

$600

$800

2005

2006

6/30/2007

9/30/07

Backlog

Backlog

Backlog Trend

340%
Backlog
Increase

Summary

Multi-modal strategy validated by strong
customer momentum

Continue to build expertise with talented,
experienced professionals

Capabilities to address most viable potential
biometric markets

Address ID management challenges with
customized solutions

Strong organic revenue, significant decrease of
operating expenses and profit growth of 20%

Increase growth margin with emphasis on
software and Intellectual Property.

Adjusted EBITDA Legal Disclosure

L-1 Identity Solutions uses Adjusted EBITDA as a non-GAAP financial performance measurement. Adjusted EBITDA is calculated by adding back to net income (loss) interest, income taxes, depreciation, amortization, and stock-based compensation expense. Adjusted
EBITDA is provided to investors to supplement the results of operations reported in accordance with GAAP. Management believes
Adjusted EBITDA is useful to help investors analyze the operating trends of the business before and after the adoption of SFAS 123(R)
and to assess the relative underlying performance of businesses with different capital and tax structures. Management believes that
Adjusted EBITDA provides an additional tool for investors to use in comparing L-1 Identity Solutions financial results with other companies in the industry, many of which also use Adjusted EBITDA in their communications to investors. By excluding non-cash charges such as amortization, depreciation and stock-based compensation, as well as non-operating charges for interest and income taxes, L-1 Identity Solutions can evaluate its operations and can compare its results on a more consistent basis to the results of other companies in the industry. Management also uses Adjusted EBITDA to evaluate potential acquisitions, establish internal budgets and goals, and evaluate performance.

L-1 Identity Solutions considers Adjusted EBITDA to be an important indicator of the Company's operational strength and performance of its business and a useful measure of the Company's historical operating trends. However, there are significant limitations to the use of
Adjusted EBITDA since it excludes interest income and expense and income taxes, all of which impact the Company's profitability, as well as depreciation and amortization related to the use of long term assets which benefit multiple periods. L-1 Identity Solutions believes that these limitations are compensated by providing Adjusted EBITDA only with GAAP net income (loss) and clearly identifying the difference between the two measures. Consequently, Adjusted EBITDA should not be considered in isolation or as a substitute for net income (loss) presented in accordance with GAAP. Adjusted EBITDA as defined by the Company may not be comparable with similarly named measures provided by other entities.  A reconciliation of GAAP net income (loss) to Adjusted EBITDA is available in the Company's third quarter financial results press release issued on October 31, 2007

Unlevered Free Cash Flow

L-1 defines Unlevered Free Cash Flow as Adjusted EBITDA, plus or minus changes in operating assets and liabilities less capital expenditures. L-1 believes unlevered free cash flow is a useful measure for assessing the company's liquidity, meeting its debt service requirements and making acquisitions. Unlevered free cash flow is not necessarily comparable to similar measures used by other entities and is not a substitute for GAAP measures of liquidity such as cash flows from operating activities.